SUPPLEMENT

Dated January 3, 2006

To

Prospectus Dated April 29, 2005

VARIABLE JOINT LIFE

Issued by

The Northwestern Mutual Life Insurance Company

And

Northwestern Mutual Variable Life Account

Following the close of business on the last business day of 2005, and starting on the 2006 policy anniversary, the current annual charge for mortality and expense risks is reduced from an annual rate of 0.20% to 0.10% of the Policy Value, less any Policy debt. In addition, the range of current monthly cost of insurance charges is being changed to reflect changes in mortality experience, resulting in a change to the range of current monthly cost of insurance charges from $0.00166—$645.44 per year per $1,000 of net amount at risk to $0.00102—$999.00 per year per $1,000 of net amount at risk. The corresponding changes are made to the Prospectus as follows:

1.	In the second row of the table on page 3 under the heading “Periodic Charges Other than Fund Operating Expenses,” the “Current Amount Deducted” for “Monthly Policy Charge—Mortality and Expense Risk Charge—Invested Assets Component” is reduced as of January 1, 2006 from “0.20% annually (monthly rate of 0.01667%) of the Policy Value, less any Policy debt,” to “0.10% annually (monthly rate of 0.00833%) of the Policy Value, less any Policy debt.” The “Maximum Amount Deducted” remains unchanged.

2.	In the third paragraph under the heading “Charges Against the Policy Value” on page 12, the third sentence is amended to read as follows: “Currently the charge is equal to an annual rate of 0.10% (0.00833% monthly rate) of the Policy Value, less any Policy debt.”

3.	In the first row of the table on page 3 under the heading “Periodic Charges Other than Fund Operating Expenses,” the “Current Amount Deducted” for “Monthly Policy Charge—Cost of Insurance Charge” is changed as of January 1, 2006 from “$0.00166—$645.44 per year per $1,000 of net amount at risk” to “$0.00102—$990.00 per year per $1,000 of net amount at risk.” The “Maximum Amount Deducted” remains unchanged.

4.	Footnote (e) on the bottom of page 3 is amended to read as follows: “For a male and female insured, both age 45 in the best risk classification, the current cost of insurance rate is $0.00894 per year per $1,000 of net amount at risk.”

###